UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 19, 2004
                                                --------------------------------

                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)




          New York                   333-115888                 22-3442024
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                  85 Broad Street, New York, New York                  10004
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                (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code      (212) 902-1000
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

            Attached as exhibits are certain Collateral Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by Greenwich Capital Markets, Inc., Goldman, Sachs & Co., Credit Suisse First Boston LLC, Banc of America Securities, LLC, Wachovia Capital Markets, LLC and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2004-GG2 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-71033) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

            The Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(99.1) Collateral Term Sheets prepared by Greenwich Capital Markets, Inc., Goldman, Sachs & Co., Credit Suisse First Boston LLC, Banc of America Securities, LLC, Wachovia Capital Markets, LLC and Morgan Stanley & Co. Incorporated in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through
                                          Certificates, Series 2004-GG2.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 20, 2004


                                    GS MORTGAGE SECURITIES
                                       CORPORATION II



                                    By: /s/ Leo Huang
                                       -----------------------------------------
                                      Name:   Leo Huang
                                      Title:  Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(99.1)                  Collateral Term Sheets prepared                 (E)
                        by Greenwich Capital Markets,
                        Inc., Goldman, Sachs & Co.,
                        Credit Suisse First Boston LLC,
                        Banc of America Securities, LLC,
                        Wachovia Capital Markets, LLC
                        and Morgan Stanley & Co.
                        Incorporated in connection with
                        GS Mortgage Securities
                        Corporation II, Commercial
                        Mortgage Pass-Through
                        Certificates, Series 2004-GG2.